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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                          SEQUOIA SOFTWARE CORPORATION
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             (Exact name of registrant as specified in its charter)


            Maryland                                         52-1956677
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(State of incorporation or organization)                     (I.R.S. Employer
                                                             Identification No.)

            5457 Twin Knolls Road, Columbia, MD              21045
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(Address of principal executive offices)                     (Zip Code)

(Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class              Name of each exchange on which
            to be so registered              each class is to be registered

                 None                                  None
-------------------------------              -----------------------------------
            Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 Par Value Per Share
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                                (Title of class)
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ITEM 1:     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

       The description of the common stock of the Registrant, par value $0.001 per share, required hereby is incorporated by reference to the description of the Registrant's Capital Stock set forth under the heading "Description of Our Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No.333-96421), as filed with the Commission on February 8, 2000, any amendments to such Registration Statement filed subsequently thereto and any form of prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

ITEM 2:     EXHIBITS

       The Registrant incorporates herein by reference the following Exhibits to the Registrant's Registration Statement on Form S-1 filed by the Registrant under the Securities Act of 1933, as amended, on February 8, 2000 and any amendments filed subsequently thereto:

Exhibit Number                      Description
--------------                      ------------
     (1)                            Form of Articles of Amendment and
                                    Restatement (to be effective immediately after the closing of this offering) incorporated herein by reference to Exhibit
                                    3.1.3 to the Registrant's Registration
                                    Statement on Form S-1 (SEC File No.
                                    333-96421).

     (2) Form of Second Amended and Restated By-laws (to be effective immediately after the closing of this offering) incorporated herein by reference to Exhibit 3.2.2 to the Registrant's Registration Statement on Form S-1 (SEC File No. 333-96421).

     (3) Specimen stock certificate for shares of common stock, par value $0.001 per share, of Registrant, incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (SEC File No. 333-96421).

                                      -2-

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                                    SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            SEQUOIA SOFTWARE CORPORATION


Date:  May 9, 2000                          By:   /s/ Mark A. Wesker
                                                  ------------------------------
                                                  Mark A. Wesker, President


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                                  Exhibit Index

Exhibit Number                      Description
--------------                      -----------
     (1)                            Form of Articles of Amendment and
                                    Restatement (to be effective immediately after the closing of this offering) incorporated herein by reference to Exhibit
                                    3.1.3 to the Registrant's Registration
                                    Statement on Form S-1 (SEC File No.
                                    333-96421).

     (2) Form of Second Amended and Restated By-laws (to be effective immediately after the closing of this offering) incorporated herein by reference to Exhibit 3.2.2 to the Registrant's Registration Statement on Form S-1 (SEC File No. 333-96421).

     (3) Specimen stock certificate for shares of common stock, par value $0.001 per share, of Registrant, incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (SEC File No. 333-96421).